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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 1997

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                               Belmont Homes, Inc.
             (Exact name of registrant as specified in its charter)

  Mississippi                  0-26142                          64-0834574
(State or other        (Commission File Number)              (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation)

                                Highway 25 South
                              Industrial Park Drive
                           Belmont, Mississippi 38827

                    (Address of principal executive offices)

                                  601-454-9217
              (Registrant's telephone number, including area code)




                                Page 1 of 7 pages
                         Exhibit Index located on Page 4


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Item 5. Other Events.

     On March 31, 1997, the Company issued a press release making certain announcements regarding an indefinate medical leave of absence taken by its President and Chief Executive Officer, Jerold Kennedy; the appointment of John
W. Allison, Mike Kennedy and Keith Kennedy as the Company's acting President and Chief Executive Officer, acting Senior Vice President of Administration, and acting Senior Vice President of Manufacturing, respectively; the elevation of William M. Kunkel to Vice President and Chief Financial Officer; and the Company's earnings for the fiscal year ended December 31, 1996 and the quarter ended March 31, 1997. A copy of this release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits:



                       See Exhibit Index attached hereto.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BELMONT HOMES, INC.

                                         By:   /s/ William M. Kunkel
                                               William M. Kunkel
                                         Its:  Vice President and Chief
                                               Financial Officer



Date:  March 31, 1997





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                                  EXHIBIT INDEX




      Exhibit No.

         99.1              Press Release, dated March 31, 1997